Exhibit 99.1

FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:
Investor Relations
T: +1-704-275-9113
E: IR@AltisourceAMC.com

Altisource Asset Management Corporation Reports First Quarter 2021 Results

CHRISTIANSTED, U.S. Virgin Islands, May 17, 2021 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation (“AAMC” or the “Company”) (NYSE American: AAMC) today announced financial and operating results for the first quarter of 2021.

First Quarter 2021 Highlights and Recent Developments

•Fueled by cash resources emanating from the sales and termination of discontinued operations late last year, the Company invested in equity securities concentrated in Real Estate Investment Trusts (“REITs”). The purpose was to secure investment income while the Company reviews new business opportunities.
•Net income of $5.9 million for the first quarter was fueled in part by (i) the market value appreciation of those REIT equity securities as well as the associated dividend income, and (ii) the gain on the sale of subsidiaries to Front Yard Residential Corporation.
•Settled ongoing litigation with Putnam Investments, LLC and its affiliates (collectively “Putnam”), one of the plaintiffs in the litigation related to the Company’s Series A Convertible Preferred Stock.

“The Company’s attention and focus” stated Thomas K. McCarthy, Interim Chief Executive Officer “is to identify, evaluate and where applicable, pursue new business opportunities. In the meantime, the Company is keeping its options open and no final decision has been made.”

First Quarter 2021 Financial Results

AAMC’s net income for the first quarter of 2021 was $5.9 million compared to a net loss of $3.8 million for the same period in 2020. Due to a $71.9 million gain on the settlement of preferred shares, which was recorded directly to equity, but is included in the numerator for our earnings per share calculations, diluted earnings per share was $37.41 for the quarter, compared with a diluted net loss per share of $2.35 for the same period in 2020.

About AAMC

AAMC has historically been an asset management company that provides portfolio management and corporate governance services to investment vehicles but given the sale and discontinuance of certain operations the Company is in the process of repositioning itself. Additional information is available at www.altisourceamc.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, anticipations and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies as well as industry and market conditions. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “target,” “seek,” “believe” and other expressions or words of similar meaning. We caution that forward-looking statements are qualified by the existence of certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. Factors that could cause our actual results to differ materially from these forward-looking statements may include, without limitation, our ability to implement new businesses or, to the extent such businesses are developed, our ability to make them successful or sustain the performance of any such businesses; developments in the litigation regarding our redemption obligations under the Certificate of Designations of our Series A Convertible Preferred Stock; and other risks and uncertainties detailed in the “Risk Factors” and other sections described from time to time in the Company’s current and future filings with the Securities and Exchange Commission. The foregoing list of factors should not be construed as exhaustive.

The statements made in this press release are current as of the date of this press release only. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, whether as a result of new information, future events or otherwise.

Altisource Asset Management Corporation
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three months ended March 31,
	2021	2020
Expenses:
Salaries and employee benefits	$3,545	$3,094
Legal and professional fees	1,885	1,480
General and administrative	753	586
Total expenses	6,183	5,160

Other income (loss):
Change in fair value of Front Yard common stock	146	(634)
Dividend income on Front Yard common stock	—	244
Change in fair value of equity securities	5,721	—
Dividend income	2,154	—
Interest expense	(36)	—
Other income	135	18
Total other income (loss)	8,120	(372)

Net income (loss) from continuing operations before income taxes	1,937	(5,532)
Income tax expense	2,294	122
Net loss from continuing operations	(357)	(5,654)

Discontinued operations:
Income from operations related to Front Yard, net of tax	—	1,897
Gain on disposal of operations related to Front Yard	7,485	—
Income tax expense related to disposal	1,272	—
Net gain on discontinued operations	6,213	1,897

Net income (loss)	5,856	(3,757)
Amortization of preferred stock issuance costs	—	(42)
Net income (loss) attributable to common stockholders	$5,856	$(3,799)

Continuing operations earnings per share
Net loss from continuing operations	$(357)	(5,654)
Reverse amortization of preferred stock issuance costs	—	42
Gain on preferred stock transaction	71,883	—
Numerator for earnings per share from continuing operations	$71,526	$(5,612)

Discontinued operations earnings per share
Net income from discontinued operations	$6,213	$1,897

Earnings (loss) per share of common stock – basic:
Continuing operations – basic	$38.78	$(3.52)
Discontinued operations – basic	3.37	1.17
Earnings (loss) per basic common share	$42.15	$(2.35)
Weighted average common stock outstanding – basic	1,844,212	1,615,710

Earnings (loss) per share of common stock – diluted:
Continuing operations – diluted	$34.42	$(3.52)
Discontinued operations – diluted	2.99	1.17
Earnings (loss) per diluted common share	$37.41	$(2.35)
Weighted average common stock outstanding – diluted	2,078,077	1,615,710

Altisource Asset Management Corporation
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)

	March 31, 2021	December 31, 2020
	(unaudited)
Current assets:
Cash and cash equivalents	$14,902	$41,623
Equity securities, at fair value	102,672	—
Front Yard common stock, at fair value	—	47,355
Receivable from Front Yard	—	3,414
Dividends receivable	2,012	—
Prepaid expenses and other assets	2,882	3,328
Current assets held for sale	—	894
Total current assets	122,468	96,614

Non-current assets:
Right-of-use lease assets	932	656
Other non-current assets	587	503
Non-current assets held for sale	—	1,979
Total non-current assets	1,519	3,138
Total assets	$123,987	$99,752

Current liabilities:
Accrued salaries and employee benefits	$404	$2,539
Accounts payable and accrued liabilities	1,668	9,152
Interest payable	36	—
Borrowed funds	28,407	—
Short-term lease liabilities	126	75
Current liabilities held for sale	—	1,338
Total current liabilities	30,641	13,104

Non-current liabilities:
Long-term lease liabilities	830	600
Other non-current liabilities	4,523	1,027
Non-current liabilities held for sale	—	1,599
Total non-current liabilities	5,353	3,226
Total liabilities	35,994	16,330

Commitments and contingencies (Note 6)	—	—

Redeemable preferred stock:
Preferred stock, $0.01 par value, 250,000 and 250,000 shares issued as March 31, 2021 and December 31, 2020, respectively. 168,200 shares outstanding and $168,200 redemption value as of March 31, 2021 and 250,000 shares outstanding and $250,000 redemption value as of December 31, 2020.	168,200	250,000

Stockholders' deficit:
Common stock, $0.01 par value, 5,000,000 authorized shares; 3,407,919 and 2,048,319 shares issued and outstanding, respectively, as of March 31, 2021 and 2,966,207 and 1,650,212 shares issued and outstanding, respectively, as of December 31, 2020	34	30
Additional paid-in capital	127,953	46,574
Retained earnings	69,310	63,426
Accumulated other comprehensive loss	58	(65)
Treasury stock, at cost, 1,359,600 shares as of March 31, 2021 and 1,315,995 shares as of December 31, 2020	(277,562)	(276,543)
Total stockholders' deficit	(80,207)	(166,578)
Total liabilities and equity	$123,987	$99,752